EXHIBIT 10.22

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                SERVICE AGREEMENT

         This Agreement is made as of August 15, 1996, between IXC Carrier. Inc., a Nevada corporation ("Lessor"), 5000 Plaza on the Lake, Suite 200, Austin, Texas 78746, and Diamond-Net, I.S.P., Inc., a Missouri Corporation ("Lessee") 7777 North Bonhomme, Suite 1000, Clayton, Missouri 63105.

         1. Scope and Rates. Lessor and/or its affiliates own and operate a fiber optic and digital microwave telecommunications system (the "System"). Lessor desires to lease DS-1, DS-3 or other telecommunications capacity on the System to Lessee. Lessor shall use its best efforts (considering the needs of its other customers) to provide Service for which a Marketing Service Order in the form attached hereto as Exhibit A (as such form may be amended from time to time by Lessor) has been accepted. The rates for Service are set forth in Exhibit D, unless otherwise specified in the applicable Purchase Order. The Marketing Service Order shall contain the applicable lease terms for Lessee's utilization of the System. Lessee may also order the services listed in Exhibit B, subject to availability. Lessor may lease telecommunications capacity from another carrier in order to provide the Services hereunder.

         2. Payments. Lessee shall pay Lessor each month within 30 days of the date of invoice: (i) the monthly lease rate (prorated for any partial month) for each Available Circuit; and (ii) the charges for other services received. The first invoice shall be for the first two months; each invoice thereafter shall be for the following month. If any invoice is not paid when due: (i) a late charge shall accrue equal to 1-1/2% (or the maximum legal rate, if less) of the unpaid balance per month; and (ii) Lessor may suspend or terminate the Service.

         3. Term. The term hereof shall continue through the end of the Circuit Lease Term which is last to expire. If Service continues thereafter, the applicable rates may be renegotiated; provided, however, that such rates shall not exceed the present rates increased by a percentage equal to the rise in the Department of Labor, Bureau of Labor Statistics, Consumer Price Index for all Urban Consumers, U.S. City Average, Subgroup "All Items" (1982-1983=100) (the "Consumer Price Index") during the period beginning with the first full month following the date hereof and ending with the last full mouth immediately preceding the date on which the rates hereunder are to be adjusted and Service may be terminates by either parry upon 30 days' written notice. If the Consumer Price Index ceases to be published or is converted into a different standard reference base or otherwise revised, such other index as the parties shall agree upon in writing shall be substituted for the Consumer Price Index; if the parties are unable to agree as to such substituted index, such matter shall be submitted to arbitration. Lessee may terminate any Circuit upon 90 days' notice; provided that if termination occurs: (i) prior to the Activation Date, Lessee shall reimburse Lessor for all costs of the implementation of such Circuit; and
(ii) on or after such date, Lessee shall pay: (A) all charges for Service previously rendered; and (B) the amount due through the end of the applicable Circuit Lease Term (Lessor shall try to re-lease such Circuit for such term, refunding to Lessee the amount so collected, if any). If
Lessor: (i) fails to provide Service within six months of the Requested Service Date; or (ii) fails to cure a material breach hereof within 45 days of notice from Lessee, Lessee may, as its only remedy, terminate the affected Circuit.

         4. Limits of Liability. Lessor shall not be liable for any direct, indirect, reliance or consequential damages, whether foreseeable or not, or for any damage to property, loss of profits, cost of replacement services, or claims of customers for service problem caused by any defect, delay in availability, or failure in the Service or by any other cause. In no event shall Lessor be liable in excess of the aggregate amount it has collected from Lessee hereunder. Lessor shall give Lessee a credit in accordance with its then-current outage policy for periods in which any Circuit loses continuity and fails to comply with applicable specifications. Such credit shall be Lessee's sole remedy with respect to such an event; provided, however, that no such credits shall be allowed and Lessor shall not be liable for any Service defect from causes outside its control, including accidents, cable cuts, fires, floods, emergencies, government regulation, wars, or acts of God. Lessor shall have no obligation to provide Lessee with any backup Circuits for Service ordered hereunder. LESSOR DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES RELATING TO SERVICE, INCLUDING BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. LESSEE HAS NOT RELIED ON ANY REPRESENTATION NOT SET FORTH HEREIN.

         5. General Terms. This Agreement shall be construed under the laws of Texas. All notices shall be in writing and shall be deemed given as of the date of delivery to the addresses set forth below. The waiver of a breach hereof shall not be construed to be a waiver of any subsequent breach. Lessor may terminate this Agreement without liability if Lessee becomes bankrupt or insolvent. Each party may refer any dispute relating hereto to arbitration in Austin, Texas under the rules of the American Arbitration Association, and in such event neither party may commence any action based on such dispute, and any action which has been commenced shall be stayed, pending the outcome of such arbitration. Each party shall pay its own costs, expenses and attorneys' fees in connection with any arbitration proceeding, unless the arbitration award in connection therewith specifies otherwise. If any term hereof is held to be invalid or unenforceable, this Agreement shall be construed without such invalid or unenforceable term. This Agreement is the entire agreement between the parties pertaining to the Circuits. This Agreement may only be modified by an instrument in writing executed by each party. Neither party may assign this Agreement without the written consent of the other party; provided, however, that a security interest in this Agreement may be granted by Lessor to its lenders so long as such lenders agree in writing to fulfill Lessor's obligations hereunder. Subject to the limitations of liability set forth in

Section 4 above, Lessee shall not disclose to any third party any information regarding the rates hereunder. Each party (each, an "Indemnitor") shall indemnify the other party (each, an "Indemnitee") for any damage or liability incurred by the Indemnitee arising from the Indemnitor's intentional misconduct or negligence. The rates hereunder do not include any sales, use or utility taxes. Lessee shall pay to Lessor any such taxes that Lessor may be required to collect or pay.

         6. Definitions. For purposes hereof: "Available" means all necessary equipment for a Circuit has been installed. "Activation Date" means the date a Circuit is first made Available to Lessee. "Circuit" means a DS-0, DS-1 or DS-3. "Circuit Lease Term" means the term of a Circuit specified in the applicable Purchase Order. "Circuit Mileage" means the length of a Circuit specified in the applicable Purchase Order. "DS-0" means a circuit complying with TR-TSY-000333 "Switched and Special Access Services - Transmission Parameter Limits and Interface Combinations" Issue 1, July 1990. "DS-1" means a circuit complying with AT&T Tech. Ref. Pub. 62411, December 1990, with Addendum 1, March 1991, and Bellcore TR-MWT-000499, Issue 5, December 1993. "DS-3" shall mean a circuit meeting the specifications set forth in AT&T Technical Reference Pub. 54014 Addendum 1, November 1992 and Bellcore TB-NWT-608499, Issue 5, December 1993. "Purchase Order" means any Lessee purchase order accepted by Lessor. "Requested Service Date" means the date Service on a Circuit is requested to commence specified in the applicable Purchase Order. "Service" means transmission service provided between North American DSX standard cross-connect panels located in Lessor's terminal locations.

         To confirm their agreement to be bound hereby, the parties have executed this agreement below:

IXC Carrier, Inc.                               Diamond Net, I.S.P., Inc.
5000 Plaza on the Lake, Suite 200               7777 North Bonhomme, Suite 1000
Austin, Texas 78746-1050                        Clayton, MO 63105
Attention: Contract Administration              Attention:  Kevin Yarbrough
Telephone No.: (512) 328-1112                   Telephone No.: (314) 727-5596
Facsimile No.: (512) 328-7902                   Facsimile No.: (314) 727-0180

By:  /s/ John R. Flemming                       By:  /s/ Andrew Gladney
    --------------------------------               -----------------------------
         John R. Flemming,                               Andrew Gladney,
         Executive Vice President                        President & CEO
------------------------------------            --------------------------------
 (Please Print - Name and Title)                (Please Print - Name and Title)

                                LIST OF EXHIBITS

Exhibit A             Form of Purchase Order

Exhibit B             Maintenance and other Additional Services

Exhibit C             List of On-net Cities

Exhibit D             List of Rates for Service

                                    EXHIBIT B

                          CUSTOMER MAINTENANCE SUPPORT

         IXC Carrier, Inc.'s (hereinafter referred to as IXC) standard fees for customer maintenance support services are as follows (unless set by precedence in a service contract):

         Maintenance services shall be defined as all work performed by IXC on equipment provided by or on behalf of the Customer, or supervision of the Customer's work within IXC's terminate facilities. Maintenance Service charges are not billed for troubles found within that portion of a circuit provided by IXC. The following billing rates apply for these services:

                  A. * per hour (4 hour minimum - if dispatch is required) Monday through Friday during the business hours of 8:00 a.m. - 5:00 p.m. local time, exclusive of the following holidays:

                           New Years Day
                           President's Day
                           Memorial Day
                           Independence Day
                           Labor Day
                           Thanksgiving Day and the day after Thanksgiving Christmas Day

                  B. * per hour (4 hour minimum) for overtime work done after business hours (defined above) and/or on holidays (defined above) and/or all day on Saturdays and Sundays.

                  C. As requests for maintenance services are typically made via telephone, IXC must be advised, in writing as to the person(s) who are authorized to request service. It is the Customer's responsibility to keep IXC apprised of any changes to its list of representative(s).

                  D. To request technical assistance and help under the maintenance services, a call must be made to out Network Control Center at 1-800-526-2488. This number should be used for IXC technical assistance, troubleshooting or testing of circuits, not for service impairment or outages. The person calling in must be on the authorized list in order to commit for charges for this technical assistance. If that person is not on the list, the request cannot be accommodated.

                          1. The Network Control Center personnel will take the call, record the caller's name and phone number along with facts concerning the assistance and support needed. The caller will then be given the number of the "Assistance Ticket."

                          2. Upon completion of work, this "Assistance Ticket" will be given to IXC's Accounting Department, and the customer will subsequently be billed based upon the information on that ticket. A copy will be attached to the invoice.

                  E.  Except  for   emergencies,   IXC  technicians   cannot  be
dispatched unless requests are made in accordance with the above call-out procedure.

                  ANCILLARY PRICING SCHEDULE FOR ON-NET SERVICE

NON-RECURRING CHARGES                                                DS-1                    DS-3
---------------------                                                ----                    ----
New Order Installation (On-Net)                                      *                          *

New Order Installation (Off-Net)                                     *                          *

DS-1 Ramp-Up per DS-O                                                *                          *

Order Change (less than 5 business days)                             *                          *

Order Cancellation (less than 5 business days)                       *                          *

ASR (new or disconnect) (Special Access Only)                        *                          *

ASR Supplement                                                       *                          *

Order Expedite                                                       *                          *

Reconfiguration                                                      Same as install         Same as install

MONTHLY RECURRING CHARGES                                            DS-1                    DS-3
-------------------------                                            ----                    ----

Monthly circuit charge (IXC portion)                                 *                         *

Cross-connect charge                                                 *                         *
    Other Interexchange Carrier to Lessor local access
    or bypass facility (Lessor long haul not involved)

Local bypass charge                                                  *                         *
    Lessor POP to Lessor POP in same city, with no
    Lessor long haul attached at either Lessor POP

MISCELLANEOUS                                                        RECURRING               NON-RECURRING
-------------                                                        ---------               -------------

M13 1 yr Term                                                            *                        *
    2+yr Term                                                            *                        *
    3+yr Term                                                            *                        *
ECHO CANCELLER (per circuit end)                                         *                        *
SECOND END LOOP (Ex: for ADPCM)                                          *                        *
DEMAND MAINTENANCE                                                   */hr 8a.m.-5p.m. M-F, 4 hour minimum
                                                                     if dispatch is required; */hr after hours
                                                                     with 4 hour minimum
RACK SPACE                                                           * - subject to availability
SHELF SPACE                                                          */ea/mo              ICB install
DC POWER                                                             */amp/mo (5 amp minimum; 5 amp
                                                                     increments)
CIF AC/DC POWER                                                      *
ALL OTHER SERVICES                                                   See Note (2)

(1)  All of the above charges are subject to change with a 30-day notice.
(2) Services not described above will be considered special handling and charges will be assessed on an individual basis.

                                  Page 3 of 4
* CONFIDENTIAL TREATMENT REQUESTED

DSO ANCILLARY PRICING

New Order Installation                                                        *

Order Cancellation Prior to Turn up                                           *

Order Expedite                                                                *

Reconfiguration (City Pairs the Same)                                         *

DACS Charge (Switching Only)                                                  *

DS0 DACS Port Charge (Bell access at DACS)                                    *

DS1 DACS Port                                                                 *

Minimum Charge per DS-0                                                       *

Notes:

1.   All of the above charges are subject to change with a 30 day notice.

2. Services not described above will be considered special handling and charges will be assessed on an individual basis.

* CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT C
                           ON-NET DS-1 AND DS-3 CITIES


ARIZONA                                   DISTRICT OF COLUMBIA                           Flint
  Phoenix  LATA 666                         Washington, D.C.  LATA 236                     2001 S. Grand Traverse
    Phelps-Dodge Twr, Ste 1702              1828 L Street, N.W., Ste 260                     (313)767
    2600 N. Central (602)279                  (202)833
                                                                                         Grand Rapids
Tucson  LATA 668                          ILLINOIS                                         209 Graham, S.W.
   Arizona Bank Bldg.                       Chicago  LATA 358                              (616)235
   33 N. Stone, Suite 1610                  Prudential Building
    (520)792                                130 E. Randolph, Suite 4001                  Jackson
                                              (312)861                                     170 W. North Street
CALIFORNIA                                                                                   (517)783
  Bakersfield  LATA 734                   INDIANA
   1430 Truxton Ave., Ste 730               Indianapolis  LATA 336                       Kalamazoo
    (805)327                                Merchants Bank Bldg.                           303 Mills St.
                                            11 S. Meridian                                   (616)385
  Fresno  LATA 728                          Suite 1798/1799
   4605 E. Vine                               (317)637                                   Lansing
   (209)486                                                                                230 South St.
                                          Southbend  LATA 332                              (517)482
  Fresno Ter                                211 West Washington St.
   Guarantee Savings                        19th Floor                                   Midland
   B1171 Fulton Mall, Ste. 1201               (219)233                                     1000 Jefferson
    (209)268                                                                                 (517)631
                                          MARYLAND
  Los Angeles  LATA 730                     Baltimore  LATA 238                          Pontiac
   One Wilshire                             1220 S. Howard                                 324 S. Saginaw
   624 S. Grand, Suite 1615                   (301)752                                       (313)338
    (213)689
                                          MICHIGAN                                       Royal Oak
  San Diego  LATA 732                       Ann Arbor                                      3100 W. 14 Mile Rd.
   8933 Complex Dr.                         1615 Plymouth Rd.                                (313)435
    (619)569                                  (313)994
                                                                                         Saginaw
  San Francisco  LATA 722                   Battle Creek                                   315 Meredith
   Metropolitan Life Bldg.                  175 Main Street                                  (517)771
   425 Market St, Ste 3800C                   (616)962
    (415)543                                                                             MISSOURI
                                            Bay City                                       Kansas City  LATA 524
  Sunnyvale  LATA 722                       100 E. Hart                                    Bank of Kansas City
   111 Uranium                                (517)667                                     1125 Grand Ave., Suite 1704
    (408)739                                                                                 (816) 283
                                            Detroit  LATA 340
COLORADO                                    Book Bldg. Suite 2609                          St. Louis  LATA 520
  Colorado Springs  LATA 658                1249 Washington Blvd.                          900 Walnut, Suite 220
   102 S. Tejon, Suite 780                    (313)961                                       (314)231
    (719)471
                                            Detroit                                      NEVADA
 **Denver  LATA 656                         1860 Gratiot Ave.                             **Las Vegas LATA 821
   Bell Building                              (313)259                                      Centel Bldg, Ste 400
   931 14th Street, Ste. 622                                                                125 S Las Vegas Blvd.
    (303)572                                                                                  (702)388



NEW JERSEY                                     Tulsa  LATA 538                                Harlingen  LATA 568
  Newark  LATA 224                               Lookout Mountain                               513 E. Jackson
    744 Broad Street, 3rd Floor                  3500 S. 26th West Avenue                       Matz Building
    (201)824                                     (918)584                                       (210)425
                                                 (918)446
NEW MEXICO                                                                                    Houston  LATA 560
  Albuquerque  LATA 664                      PENNSYLVANIA                                       293 N. Main Street
    200 Lomas Blvd, N.W.                       Philadelphia  LATA 228                           (713)224
    13th Floor                                   2401 Locust St., 2nd Floor
    (505)247                                     (215)564                                     Lubbock  LATA 544
                                                                                                1220 Broadway, #1901
NEW YORK                                       Pittsburgh  LATA 234                             (806)762
  New York  LATA 132                             Oliver Building
    60 Hudson St., Ste 206                       535 Smithfield St., Ste 2650                 McAllen  LATA 568
    (212)285                                     (412)281                                       200 S. 10th Street, Suite 704
                                                                                                (210)687
OHIO                                         TEXAS
  Akron  LATA 325                              Abilene  LATA 550                              Midland  LATA 542
    1 Cascade Plaza, Ste 1950                    1049 N. Third, Suite 500                       KMID-TV Studio
  Main & Bowery                                  (915)675                                       La Force Blvd &
  (216)535                                                                                      Air Terminal
                                               Amarillo  LATA 546                               (915)561
  Cincinnati  LATA 922                           Amarillo Petroleum Bldg.
    2300 Carew Tower                             203 W. 8th, Suite 607/608                  San Angelo  LATA 961
    Suite 4701                                   (806)373                                       36 E. Twohig, 15th Floor
    441 Vine St. (513)651                                                                       (915)653
                                               Austin  LATA 558
  Cleveland  LATA 320                            621 Pleasant Valley Road                     San Antonio  LATA 566
    R.F. Keith Bldg., Suite 2117                 (512)389                                       660 S. Santa Rosa
    1621 Euclid Ave.                                                                            (210)225
    (216)771                                   Corpus Christi  LATA 564
                                                 606 N. Carancahua, Ste 816                   Waco  LATA 556
  Columbus  LATA 324                             Wilson Plaza                                   100 S. 26th Street
    Borden Bldg., Level 2B                       (512)882                                       (817)750
    180 E. Broad St.
    614(469)                                   Dallas  LATA 552                              **Priced on an Individual
                                                 Tower of the Americas                         Case Basis (ICB)
  Dayton  LATA 328                               2323 Bryan, Suite 380
    1 National Bank Bldg.
    Suite 2220                                   2223 Houston St.
    130 W. Second (513)461                       (214)954 (214)969

  Toledo  LATA 326                             El Paso  LATA 540
    319 Madison Ave., Ste 2901                   El Paso National
    (419)242                                     Bank Bldg.

OKLAHOMA                                         201 E. Main, Suite 1702
  Oklahoma City  LATA 536                        (915)533
    Liberty Tower
    100 N. Broadway, Ste 3020                  Fort Worth  LATA 552
    (405)232                                     WT Waggoner Blvd.
                                                 810 Houston Suite 1705
                                                 (817)870


INSTALLED DS-0 CITIES                                               AUGUST, 1996

ARIZONA                                  NPA/NNX                       TEXAS                            NPA/NNX
      Phoenix                            602-279
                                                                       Austin                             512-389
CALIFORNIA                                                             Corpus Christi                     512-883
                                                                       Dallas                             214-741
      Los Angeles                        213-622                       El Paso                            915-533
      San Diego                          619-419                       Fort Worth                         817-777
      Stockton                           209-463                       Harlingen                          210-425
                                                                       Houston                            713-224
DISTRICT OF COLUMBIA                                                   San Antonio                        210-222
      Washington, DC                     202-245                       McAllen                            210-632

ILLINOIS
      Chicago                            312-861                 VIRGINIA
                                                                       Norfolk                            804-622
MARYLAND
      Baltimore                          410-752                 TOTAL DS-O CITIES                        26

MICHIGAN                                                         All cities are equipped for DSO services.
      Birmingham                         313-435
                                                                 Additional cities will be added if cost
MISSOURI                                                         is justified.
      Kansas City                        816-221
      St. Louis                          314-231

NEW MEXICO
      Albuquerque                        505-247

NEW YORK
      New York City                      212-285

OHIO
      Dayton                             513-252

OKLAHOMA
      Oklahoma City                      405-232
      Tulsa                              918-582

PENNSYLVANIA
      Philadelphia                       215-988                    NPA/NNX
      Austin                             512-389
      Corpus Christi                     512-883
      Dallas                             214-741
      El Paso                            915-533
      Fort Worth                         817-777
      Harlingen                          210-425
      Houston                            713-224
      San Antonio                        210-222
      McAllen                            210-632

                                    EXHIBIT D
                            List of Rates for Service
                            -------------------------

                                 On-Net Service
                                 --------------

DS-0 Service                                                   I.C.B.

DS-1 Service                                                   .1410

DS-3 Service                                                   I.C.B.

Service is for a one (1) year term for On-Net.

                                 Off-Net Service
                                 ---------------

DS-0 Service                                                   I.C.B.

DS-1 Service                                                   I.C.B.

DS-3 Service                                                   I.C.B.

Service is for a one (1) year term or the term of the Underlying Carrier, whichever is greater.

                                                                                   ------------------
Req'st Svc. Date:                                     EXHIBIT A                     OFFICE USE ONLY
                 -----------------                IXC CARRIER, INC.
      Accepted Earlier Activation:           MARKET SERVICE ORDER (MS0)
Y       N                                                                          MSO#
 ------  ----------                                                                    ------------
Ckt ID:
        ----------------------                                                     ------------------
         PURCHASE ORDER FORM FOR CUSTOMER ORDER NO:
                                                   --------------------
Pursuant to the DIGITAL SERVICE AGREEMENT by and between IXC CARRIER, INC.
As LESSOR and                                                                           as LESSEE,
              --------------------------------------------------------------------------
dated            ,  19   ,  LESSEE orders and LESSOR shall provide the following Digital Transmission Service:
       ----------     ---
   New                      Renew                                  Qty        Rate       Term           Miles
           ---------------             --------------
   Cancel                   Disconnect                 DS-3
           ---------------             --------------           ----------  ---------  ----------  ----------------
   Change                   Expedite   Y      N        DS-1
           ---------------              -----  ------           ----------  ---------  ----------  ----------------
   On Net                   Off Net                    DS0
           ---------------             --------------           ----------  ---------  ----------  ----------------
   Protocol                 Reconfigure                CIF
           ---------------             --------------           ----------  ---------  ----------  ----------------
   Other                                               Other
           ------------------------------------------           ----------  ---------  ----------  ----------------
   Customer Contact:                                   Phone #:                      Fax #
                     --------------------------------          --------------------       -------------------------
   Technical Contact:                                  Phone #:                      Fax #
                     --------------------------------          --------------------       -------------------------
   CITY LOCATION A:                                    CITY LOCATION B:
                     --------------------------------                  --------------------------------------------
-------------------------------------------------------------------------------------------------------------------
   Special                    Switched                 Special                           Switched
           ----------                    ------------           ----------                         ----------------
   Bypass Y      N            Owner                    Bypass   Y       N                Owner
            ---    ----                  ------------             ----    -----                    ----------------
   LESSOR TO PROVIDE:         CFA:       Y     N       LESSOR TO PROVIDE:                CFA:      Y       N
                                           ---  ----                                                 ----    ------
   LOA:    Y      N           ASR:       Y     N       LOA:     Y      N                 ASR:      Y       N
             ---    ---                    ---  ----              ---    ----                        ----    ------
   CUSTOMER (LESSEE) TO PROVIDE:                       CUSTOMER (LESSEE) TO PROVIDE:
   LOA:    Y      N      Coordinated Convert Y     N   LOA:     Y      N       Coordinated Convert Y       N
             ---    ---                        ---                ---    ---                         -----   ------
   CIF Arrangement  Y     N      CIF Attach  Y     N   CIF Arrangement  Y      N        CIF Attach Y       N
                      ---   ---                ---                        ---    ---                 ----    ------
   Special Instructions                               Special Instructions
                       ------------------------------                     -----------------------------------------
-----------------------------------------------------  ------------------------------------------------------------
-----------------------------------------------------  ------------------------------------------------------------

MONTHLY LEASE RATE:                                    NON RECURRING CHARGES:
Monthly IXC Charge:     $                              Installation$                   ASR:      $
                         ----------------                           ----------------              -----------------
Eqpt. Lease Charge:     $                              Installation$                   Reconfig  $
                         ----------------                           ----------------              -----------------
Echo Canceller:         $                              Installation$                   Expedite  $
                         ----------------                           ----------------              -----------------
CIF Racks:              $                              Installation$
                         ----------------                           ----------------
CIF Power:              $                              Installation$
                         ----------------                           ----------------
Other:                  $                              Installation$
                         ----------------                           ----------------
TOTAL:                  $                              TOTAL OF NON RECURRING CHARGES:            $
                         ----------------                                                          ----------------
     Notwithstanding  anything in the Digital Service Agreement to the contrary,
     (1) a security  interest in this  Agreement may be granted by Lessor to any
     Lender  and (2)  Lessor  may from time to time  assign  all its  rights and obligations  hereunder with respect to any Circuits to any Affiliate.  Upon such  assignment  herein  this  Agreement  shall be deemed  to be  multiple agreements,  each  upon the terms and  conditions  set forth  herein by and between  Lessee and such  affiliate  with respect to such  circuit  between
     Lessor and Lessee with respect to the circuit not so assigned.

     IN WITNESS  WHEREOF,  the parties have executed this PURCHASE  ORDER on the         day of           19
                                                                                 -------        ---------   ---
------------------------------------------------------   -------------------------------------------------------
     LESSOR APPROVAL/TITLE                                   LESSEE AUTHORIZED REPRESENTATIVE/TITLE
     (Service Provider)                                     (Customer)
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

                                  PLEASE FAX THIS DOCUMENT TO CUSTOMER SERVICE FAX # (512) 328-7810

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For Office Use Only Version 2.0    4/11/95
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